Alcon Research, LLC 6201 South Freeway Fort Worth, Texas 76134 Alcon Research, LLC – Lifecore Biomedical, Inc. – Page 1 December 31, 2023 Lifecore Biomedical, Inc., as Credit Party Representative 3515 Lyman Boulevard Chaska, Minnesota 55318 Attention: John Morberg Re: Limited Waiver and First Amendment to Credit and Guaranty Agreement Ladies and Gentlemen: Reference is hereby made to that certain Credit and Guaranty Agreement, dated as of May 22, 2023, by and among Lifecore Biomedical, Inc. (formerly known as Landec Corporation), a Delaware corporation (the “Credit Party Representative”), the other Credit Parties (as defined therein) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Alcon Research, LLC, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”) (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined in this Limited Waiver and First Amendment to Credit and Guaranty Agreement (this “Limited Waiver and Amendment”) shall have the meanings given such terms in the Credit Agreement. References herein to any Section shall be to a Section of the Credit Agreement unless otherwise specifically provided. On October 30, 2023, the Credit Party Representative filed a Form 8-K (the “Public Notice”) pursuant to which it notified investors and the public of the unreliability of certain financial statements it had previously filed. As a result of the information contained in the Public Notice certain of the representations and warranties contained in Section 4.7 of the Credit Agreement may have been false when made (the “Specified Representation Non-Compliance”). Additionally, the Credit Party Representative failed to timely deliver (i) the monthly reports required to be delivered pursuant to Section 5.1(a) of the Credit Agreement (collectively, the “Monthly Reports”) in respect of each of the months of June, July, August, September, October and November of 2023 (the “Specified Monthly Reporting Non-Compliance”), (ii) the quarterly report required to be delivered pursuant to Section 5.1(b) of the Credit Agreement (the “Quarterly Report”) in respect of the fiscal quarter ending in August of 2023 (the “Specified Quarterly Reporting Non-Compliance”), (iii) the Compliance Certificates required to be delivered pursuant to Section 5.1(d) of the Credit Agreement in respect of the Monthly Reports and the Quarterly Report (the “Specified Compliance Certificate Non-Compliance”), (iv) the annual financial reports required to be delivered pursuant to Section 5.1(c) of the Credit Agreement in respect of the Fiscal Year ending in May of 2023 (the “Specified Yearly Reporting Non-Compliance”), (v) the consolidated plan and financial forecast required to be delivered pursuant to Section 5.1(i) of the Credit Agreement (the “Specified Financial Forecast Non-Compliance”), (vi) the certificate of an Authorized Officer required to be delivered pursuant to Section 5.1(n) of the Credit Agreement (the “Specified Collateral Verification Non-Compliance”), (vii) notice of the Specified Reportable Events of Default (defined below) required to be delivered pursuant to Section 5.1(f) of the Credit Agreement (the “Specified Notice Non-Compliance”; together with the Specified Representation Non-

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment – Page 2 Compliance, Specified Monthly Reporting Non-Compliance, Specified Quarterly Reporting Non- Compliance, Specified Compliance Certificate Non-Compliance, Specified Yearly Reporting Non-Compliance, Specified Financial Forecast Non-Compliance and Specified Collateral Verification Non-Compliance, collectively, the “Specified Non-Compliance”). The Specified Representation Non-Compliance constitutes an Event of Default pursuant to Section 8.1(d) of the Credit Agreement (the “Specified Representation Event of Default”). Each of the Specified Monthly Reporting Non-Compliance, Specified Quarterly Reporting Non-Compliance, Specified Compliance Certificate Non-Compliance, Specified Yearly Reporting Non-Compliance, Specified Financial Forecast Non-Compliance and Specified Collateral Verification Non-Compliance constitutes an Event of Default pursuant Section 8.1(c) of the Credit Agreement (together with the Specified Representation Event of Default, collectively, the “Specified Reportable Events of Default”). The Specified Notice Non-Compliance constitutes an Event of Default pursuant to Section 8.1(c) of the Credit Agreement (together with the Specified Reportable Events of Default, collectively, the “Specified Events of Default”). The Administrative Agent and the Lenders are willing to waive the Specified Events of Default pursuant to the terms and conditions contained in this Limited Waiver and Amendment. Accordingly, in reliance on the representations, warranties, acknowledgments and agreements contained herein, and solely to the extent that each of the conditions below is satisfied, the Administrative Agent and the Lenders hereby waive the Specified Events of Default. By its signature below, each Credit Party agrees that, except as expressly set forth above, nothing herein shall be construed as a consent or agreement to, or a continuing waiver or modification of, any of the provisions of the Credit Agreement or any other Credit Documents, including Sections 4.7, 5.1(a), 5.1(b), 5.1(c), 5.1(d), 5.1(f), 5.1(i) and 5.1(n). The waiver set forth herein is expressly limited as follows: (a) such waiver is limited solely to the Specified Event of Default arising from the Specified Non-Compliance referred to above and shall not constitute a waiver of any other Default or Event of Default, whether now existing or hereafter arising, under the Credit Agreement or any other Credit Document, and (b) such waiver is a limited one-time waiver, and nothing contained herein shall obligate the Lenders to grant any additional or future waiver occurring as a result of a violation of Sections 4.7, 5.1(a), 5.1(b), 5.1(c), 5.1(d), 5.1(f), 5.1(i) or 5.1(n) or to grant any additional waiver of any other provision of the Credit Agreement or any other Credit Document. By its signature below, each Credit Party hereby (a) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Credit Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Credit Document to which it is a party; (c) ratifies and reaffirms all of the Liens securing the payment and performance of the Obligations; (d) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the limited waiver contained herein, (i) all of the representations and warranties made by such Credit Party in the Credit Agreement (excluding the representations and warranties made in Sections 4.7 and 4.15 of the Credit Agreement) and each other Credit Document to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment – Page 3 of such earlier date; provided, in each case, such materiality qualifier shall not apply to any representations and warranties to the extent already qualified or modified by materiality or similar concept in the text thereof, and (ii) no Default or Event of Default (other than the Specified Events of Default) has occurred and is continuing; and (e) acknowledges and agrees that this Limited Waiver and Amendment shall constitute a Credit Document for all purposes and in all respects. This Limited Waiver and Amendment shall become effective as of the date first written above when and only when the Administrative Agent shall have received, or shall have waived receipt of (a) duly executed counterparts of this Limited Waiver and Amendment signed by each Credit Party and the Administrative Agent and (b) a waiver of any outstanding defaults or events of default under the ABL Credit Agreement and/or any other ABL Credit Document in form and substance satisfactory to the Administrative Agent. Subject to the terms and conditions set forth herein, including satisfaction of each condition set forth above, and in reliance on the representations, warranties, covenants and agreements of the Credit Parties set forth herein, the Credit Agreement is hereby amended by: (a) amending Section 5 by inserting the following Section 5.18 therein as of the date first written above: 5.18. Notice of Layoff. Notwithstanding anything herein to the contrary, the Credit Party Representative hereby agrees to provide the Administrative Agent 30 days’ (or such shorter period as may be agreed to by the Administrative Agent in its sole discretion) prior written notice of any layoff (which, for the avoidance of doubt, shall not include the termination of any employee(s) for cause) by Holdings and/or any of its Subsidiaries of full time manufacturing and support employees that would result in a reduction, by way of layoff(s), in the overall headcount of the Credit Parties’ full time manufacturing and support employees by more than 20 persons, in the aggregate, from the overall headcount of the Credit Parties’ full time manufacturing and support personnel as of December 31, 2023. (b) amending Section 8.1(c) by inserting a reference to “Section 5.18” immediately after the reference to “Section 5.17” therein. (c) amending and restating Section 5.1(b) in its entirety as follows: Quarterly Financial Statements. As soon as available, and in any event within 45 days (or with respect to the Fiscal Quarter ended November 30, 2023, by no later than January 15, 2024) after the end of each Fiscal Quarter of each Fiscal Year (including the fourth Fiscal Quarter, commencing with the Fiscal Quarter ending on or about May 30, 2023), the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated (and, with respect to statements of income, consolidating) statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment – Page 4 Year to the end of such Fiscal Quarter, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto. THIS LIMITED WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POSTJUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. This Limited Waiver and Amendment is subject to the provisions of Section 10.15, Section 10.16 and Section 10.19 of the Credit Agreement relating to consent to jurisdiction, waiver of jury trial and effectiveness; counterparts, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full. [Signature Pages Follow]

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. Very truly yours, ALCON RESEARCH, LLC, as Administrative Agent, Collateral Agent and Lender By: Name: Title:

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment Signature Page ACCEPTED AND AGREED TO: CREDIT PARTY REPRESENTATIVE: LIFECORE BIOMEDICAL, INC. By: _______________________________________ Name: Title: CREDIT PARTIES: CURATION FOODS, INC. By: Name: Title: CAMDEN FRUIT CORP. By: Name: Title: LIFECORE BIOMEDICAL OPERATING COMPANY, INC. By: Name: Title: LIFECORE BIOMEDICAL, LLC By: Name: Title: GREENLINE LOGISTICS, INC.

Alcon Research, LLC – Lifecore Biomedical, Inc. – Limited Waiver and First Amendment Signature Page By: Name: Title: